Exhibit 10.8
                                                                    ------------

_______________, 20____

[BACK-UP ADMINISTRATOR]
[ADDRESS]

U.S. Bank National Association
Corporate Trust Services-SFS
One Federal Street, 3rd Floor
Boston, Massachusetts 02110

[OWNER TRUSTEE]
[ADDRESS]

          Re: THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 20_____-_____
                      BACK-UP NOTE ADMINISTRATION AGREEMENT

Ladies and Gentlemen:

         In connection with the issuance by The National Collegiate Student Loan Trust 20____-____ (the "TRUST") of student loan asset backed notes on ____________, 20____ pursuant to the Indenture dated as of _____________,
20_____ (the "INDENTURE") between the Trust and U.S. Bank National Association, this letter serves as the Back-up Note Administration Agreement (the "BACK-UP AGREEMENT") and amends and supplements the Administration Agreement dated as of ______________, 20____ (the "ADMINISTRATION AGREEMENT") among the Trust,
____________________, U.S. Bank National Association and First Marblehead Data Services, Inc. ("FMDS") as set forth below.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Administration Agreement. In the event of the resignation or removal of FMDS as Administrator pursuant to Section 8 of the Administration Agreement, __________________ shall perform only such duties as required to be performed by FMDS as Administrator under Sections 8.02(d)-(i) and
8.09 of the Indenture; provided further, that prior to the termination of FMDS as Administrator pursuant to Section 8 of the Administration Agreement, FMDS shall either (a) appoint a successor administrator to perform those duties of the Administrator under the Administration Agreement not required to be performed by _________________ hereunder or (b) satisfy the Rating Agency Condition expressly permitting FMDS to continue to perform those duties. Such successor administrator shall be entitled to a fee as negotiated with FMDS at the time of such appointment. Such negotiated fee shall be payable by FMDS.

         _________________ will be subject to all of the terms and conditions of the Administration Agreement in so far as such terms and conditions apply to _________________'s duties as set forth above. In the performance or non-performance of its duties contemplated by this Back-up Agreement, _________________ shall be subject to the same standard of care as the Administrator under the Administration Agreement and shall be entitled to the same rights, privileges, protections, immunities and benefits given to the Administrator under the

Administration Agreement. In no event will _________________ be responsible for the obligations of the Administrator or be responsible for any actions, omissions or malfeasance of the Administrator under the Administration Agreement, Indenture, or Trust Agreement except for such duties as are expressly described above.

         In order to facilitate the performance of _________________'s duties under this Back-up Agreement, FMDS will make all files, systems and employees available to _________________. Subject to the foregoing, _________________ will be required to begin performing its duties under this Back-up Agreement within 90 days of receiving notice of FMDS' resignation or removal as Administrator under the Administration Agreement. Out of pocket expenses incurred by _________________ in connection with the transition of services hereunder shall be borne by the Trust. Sections 2-19 of the Administration Agreement will remain in full force and effect.

         As consideration for _________________ entering into this Back-up Agreement, upon the resignation or removal of the Administrator, and notwithstanding the appointment of a successor administrator, U.S. Bank shall be paid the Administration Fee pursuant to Section 3(a) of the Administration Agreement.

         The provisions of Section 17 of the Administration Agreement are incorporated herein by reference and shall apply to this Back-up Agreement as they apply to the Administration Agreement.

         Please evidence your agreement with the terms set forth herein by signing this letter below.

                                            Sincerely,

                                            THE NATIONAL COLLEGIATE STUDENT LOAN
                                            TRUST 20_____-_____

                                            By:     ________________, not in its
                                                    individual capacity but
                                                    solely as Owner Trustee


                                                    By:_________________________
                                                       Name:
                                                       Title:

                                            FIRST MARBLEHEAD DATA SERVICES, INC.


                                            By:_________________________________
                                               Name:
                                               Title:

ACCEPTED AND AGREED:

___________________, not in its individual capacity but solely as Owner Trustee


By:____________________________________
   Name:
   Title:

U.S. BANK NATIONAL ASSOCIATION


By:____________________________________
   Name:
   Title:

[BACK-UP ADMINISTRATOR]


By:____________________________________
   Name:
   Title: